Employee Future Benefits (Tables)	3 Months Ended
Mar. 31, 2021
Employee Future Benefits
Disclosure of Net Defined Benefit Liability (Asset)

The Company sponsors a pension plan in Germany (The Aeterna Zentaris GmbH Pension Plan). The change in the Company’s accrued benefit obligations is summarized as follows:

	March 31, 2021			Year ended December 31, 2020
	Pension benefit plans	Other benefit plans	Total	Total
	$	$	$	$
Balances – Beginning of the period	15,341	94	15,435	13,788
Current service cost	15	1	16	54
Interest cost	23	—	23	163
Actuarial (gain) loss arising from changes in financial assumptions	(882)	—	(882)	651
Benefits paid	(115)	(2)	(117)	(532)
Impact of foreign exchange rate changes	(664)	(4)	(668)	1,311
Balances – End of the period	13,718	89	13,807	15,435
Amounts recognized:
In net loss	(77)	(1)	(78)	(218)
In other comprehensive loss	(1,546)	(4)	(1,550)	(1,961)